UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2006
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                       TAKE TWO INTERACTIVE SOFTWARE, INC.
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             (Exact name of registrant as specified in its charter)


              Delaware                0-29230                 51-0350842
           (State or Other          (Commission             (IRS Employer
           Jurisdiction of         File Number)          Identification No.)
           Incorporation)


                  622 Broadway, New York, NY                        10012
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                  (Address of Principal Executive Offices)       (Zip Code)


Registrant's telephone number, including area code   (646) 536-2842
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02         Results of Operations and Financial Condition.

         On January 25, 2006 Take-Two Interactive Software, Inc. (the "Company") issued a news release reporting final earnings results of the Company for its fourth quarter and fiscal year ended October 31, 2005. A copy of the news release is attached to this Current Report as Exhibit 99.1.

         The information in this Current Report on Form 8-K, including the exhibit included herewith, is furnished pursuant to Item 2.02 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.


Item 9.01. Financial Statements and Exhibits.

         (d)  Exhibits

                  99.1 Press Release dated January 25, 2006 relating to Take-Two Interactive Software, Inc.'s financial results for its fourth quarter and fiscal year ended October 31, 2005.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     TAKE-TWO INTERACTIVE SOFTWARE, INC.
                                     (Registrant)


                                     By:  /s/ Karl H.Winters
                                          ------------------------------
                                          Name: Karl H. Winters
                                          Title: Chief Financial Officer


Date:  January 27, 2006

Exhibit No.       Description
-----------       -----------

         99.1 Press Release dated January 25, 2006 relating to Take-Two Interactive Software, Inc.'s financial results for its fourth quarter and fiscal year ended October 31, 2005.